MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2021, AS SUPPLEMENTED ON OCTOBER 18, 2021 AND MARCH 2, 2022

The date of this Supplement is May 11, 2022.

Effective May 10, 2022, Tammy Choe replaced Jennifer Reiche as the Chief Compliance Officer of the Mercer Funds. The following changes are made in the Statement of Additional Information of the Mercer Funds, effective as of May 10, 2022:

1.       In the section titled “Management of the Trust,” the following biography of Tammy Choe replaces Jennifer Reiche’s biography on page 32.

Name and Age	Position(s) held with Trust	Term of Office (1) and length of term served	Principal Occupation(s) during the past 5 years

Tammy Choe (41)	Vice President and Chief Compliance Officer	Since 2022	Ms. Choe serves as Chief Compliance Officer of Mercer Investments LLC since March 2022 and Mercer Trust Company LLC since May 2022. Prior to joining Mercer, Ms. Choe was Chief Compliance Officer at Cadre (CCV, LLC) from June to December 2021. Ms. Choe also served in various compliance positions for Prudential Financial including Chief Compliance Officer from 2020-2021 of QMA LLC (a PGIM subsidiary), and Deputy Chief Compliance Officer from 2015-2020.